Exhibit 31.4

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lars Boesgaard, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of PDS Biotechnology Corporation for the year ended December 31, 2025; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report

Date: April 28, 2026

/s/ Lars Boesgaard
Lars Boesgaard
Chief Financial Officer
(Principal Financial Officer)